SUPPLEMENT DATED JUNE 18, 2020
To the following variable annuity prospectuses dated May 1, 2020:
ALLIANZ VISIONSM
For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013
ALLIANZ CONNECTIONSSM
For contracts issued on or after April 29, 2013 and for contracts issued from May 2, 2011 through April 26, 2013
ALLIANZ VISIONSM NEW YORK
 For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
and
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Section 5, Investment Options – Investment Option table

The Principal Investment Strategy for the Franklin Allocation VIP Fund is as follows:
Under normal market conditions, the fund allocates its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies.

PRO-002-0520
(VSN-400,VSN-159,CNT-400,CNT-062WW,VNY-400,VNY-146)